Zep Commercial

Zep

Rubbermaid

Selig Industries

Armor All Professional

Enforcer

National Chemical

Zep Inc. An Undervalued Opportunity Exhibit 99.1

2 2 Zep Inc. • Undervalued Opportunity • Capitalize on Strength: Superior Solutions • Less Susceptible to Economic Downturns • Solid Financial Fundamentals • Strategies Developed for Profitable Growth

3 3
Zep Inc. Valuation vs. Peer Group
16.2% 3.4x 12.7x 24.1x $45.30
16.1% 4.1x 17.1x 22.6x $42.19
12.2% 7.1x 16.2x 31.1x $49.20
5.3% 3.7x 7.8x 19.7x $13.08
Company
Zep Inc.
Ecolab
WD-40 Co.
Church &
Dwight
Stock
Price
Price/
Earnings
Price/
Cash
Flow
Price/
Book
Value
EBIT
Margins
As of 12/5/07
Information for Ecolab, WD-40 Co & Church & Dwight is solely derived from information available in  public filings with the U.S.
Securities and Exchange Commission, other than stock price information which was obtained through Bloomberg.

4 4
Zep’s Recent Significant Developments
• July ’07: New CEO & Management Team
• Mission Change
• Developed Strategic Plans to Grow:
• Sales
• Margins
• EPS
• Return on Invested Capital
• Completed Spin-off Transaction
• Nov. 1, 2007: Began Trading NYSE

5 5
Experienced Executive Management Team
John K. Morgan
Chairman, President & CEO
Mark R. Bachmann
EVP & Chief Financial Officer
William A. Holl
EVP & Chief Commercial Officer
Cedric M. Brown
SVP & Chief Supply Chain Officer
Robert P. Collins
VP & Chief HR Officer
David A. Korn
VP & Chief Compliance Officer
C. Francis Whitaker, III
VP, General Counsel & Secretary

6 6
Board of Directors
•
Veronica Biggins
Director: HNCL Search; Avnet Corp. & AirTran Holdings Inc.
•
Earnest W. Deavenport, Jr.
Retired Chairman & CEO: Eastman Chemical Co. Former director: Acuity
Brands.  Director: King Pharmaceuticals, Inc. & Regions Financial, Inc.
•
Kenyon W. Murphy
Acuity Brands EVP, Chief Administrative Officer & General Counsel.
•
Sidney J. Nurkin
Retired-partner: Alston & Bird, LLP.  Director: Dayton Superior Corp.
•
Joseph Squicciarino
CFO: King Pharmaceuticals, Inc.  Formerly, CFO-N. America: Revlon,
Inc.; CFO—Int’l: Revlon International, Inc. Group; & Controller,
Pharmaceuticals—Europe, Middle East, Africa: Johnson & Johnson

7 7
Company Overview
A leading provider of innovative cleaning and
maintenance solutions for institutional, industrial and
commercial end users
• Over 100 years of industry experience
• 2,800+ employees in 6 countries
• 2,300+ high performance, “professional strength” formulas
• Powerful brands with excellent market awareness
• Direct and retail sales channels
• 1,600 sales reps
• 350,000+ customers

8 8
U.S. Cleaning & Maintenance
Chemicals Market Industry
• Growth approximated GDP
• Little cyclicality
• Industrial & Institutional market:
• 4 large national players
• More than 1,000 regional and
local competitors
• Favorable demand drivers:
• Increasing regulation
• Health & safety concerns
• Environmental awareness
($ billions)
Large, Highly Fragmented Market
Source: Kline, Mintel, Company analysis.
I&I Distribution,
$6.4
I&I Direct, $3.2
Retail, $5.5
Est. $15 Billion U.S. market

9 9
Zep Revenue Percent Via Channel
I&I Distribution,
$6.4
I&I Direct, $3.2
Retail, $5.5
U.S. Cleaning & Maintenance
Chemicals Market Industry
Est. $15 Billion U.S. market
I&I Direct
84% of Revenues
•Superb existing Sales Force
•International player;
strategic focus: N. America
•Leading U.S. market shares
Retail
15% of Revenues
Distribution
1% of Revenues
Zep % Revenue
43%
21%
36%

10 10
Leading Market Positions
One of the top suppliers in both vehicle
maintenance and vehicle wash markets
End-Market Zep Position Customers
Food
Processing
and Service
Transportation
# 2 in meat processing
# 2 in baking
# 3 in poultry processing
Government
One of the top suppliers in
government/schools
Hospitality/
Healthcare
Small but growing area for Zep
Industrial
#1 janitorial supplier in manufacturing
Contractors/
Homeowners
Largest supplier of industrial cleaning
chemicals to The Home Depot
Local Buyers
• Over 75,000 local auto
repair facilities
• Over 30,000 small
industrial facilities
• Schools, fire/police,
military
• U.S. Communities
•
National Buyers
• The Home Depot
• Tyson
• Penske
• Hertz
• Harrah’s
• HD Supply

Financial Overview Mark Bachmann Executive Vice President & Chief Financial Officer

12 12
Financial Highlights
(in millions) 2007 2006
Adjusted(1)
Reported
Revenues: $565.9 $565.9 $552.1
Operating Profit: $  36.4 $  29.6 $  40.0
Depreciation & Amort. $    7.1 $    7.1 $    8.4
Net Income $  19.5 $  14.1 $  21.3
EPS
Basic $   0.92 $    0.66 $   0.97
Diluted $   0.89 $    0.64 $   0.93
Operating Cash Flow $  30.9 $   30.9 $  28.5
Return on Invested Capital(2)
15.2% 11.4%  16.6%
(1) Please see appendix for reconciliation of adjustments and a discussion of use of non-GAAP financial measures
(2) Operating profit after tax divided by beginning of year total non-cash assets less non interest bearing liabilities
Fiscal Year

13 13
$14.1
$21.3
$23.1
$20.3
$16.3
2003 2004 2005 2006 2007
$37.9
$44.2
$48.7 $48.6
$43.7
9.1%
8.4%
7.4%
8.8%
7.7%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
2003 2004 2005 2006 2007
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Historical Performance
Revenue
Adjusted EBITDA
1
$510.6
$523.7
$535.0
$552.1
$565.9
2003 2004 2005 2006 2007
(1) Please see appendix for reconciliation of adjustments
Adjusted Net Income
1
($ millions)
$19.5
$21.3
$24.3
$19.7
$17.6
2003 2004 2005 2006 2007
Net Income

14 14
Strong Cash Flow Generation
Consistent Cash Flows to Deploy for Strategic Investments
$30.0
$34.6
$28.5
$30.9
$10.0
$12.9
$5.5
$5.8
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
2004 2005 2006 2007
Operating Cash Flow Capital Expenditure
($ millions)

15 15
Capitalization
Flexibility and Capital to Pursue Profitable Growth
Debt Financing
• $100 million, 5-year Revolving
Credit Facility, with $50 million
Accordion
• $40 million, 364-day Asset
Securitization
• $7.5 million assumption of IRB
and other debt
Initial Capital Structure (August  31, 2007)
$9.1 Cash
67.5 New Borrowings
50% Total Debt/ Total
Capitalization
$74.8 Total Equity
7.2
0.3
Assumption of existing debt
IRB
Other
$149.8 Total Capitalization
$75.0 Total Debt
($ millions)
Total Debt/Adj. EBITDA(1)
1.7
(1) Please see appendix for a reconciliation of adjusted EBITDA to Net Income and a discussion of use of adjusted EBITDA

16 16
Peer Comps
Information for Ecolab, WD-40 Co & Church & Dwight is solely derived from information available from public filings with the U.S. Securities and Exchange Commission
Benchmark Panel Sales Growth
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Church &
Dwight
WD-40 Co Ecolab Zep
Benchmark Panel EBIT Margin
0.0%
5.0%
10.0%
15.0%
20.0%
WD-40 Co Church &
Dwight
Ecolab Zep

17 17
Long-Term Financial Goals
Current Situation Strategic Initiatives Financial Objectives
Sales 2-3%
Growth Mostly Price GDP growth rates
Outstrip historic growth
to achieve 10-15%
of total revenue
Adj.EBIT(1)
Gross 57.6%
Margins
SD&A 51.1%
At least 50 bp/yr
6.5% improvement
Significantly
below peers
11-13% EPS/yr
improvement
Adj. 15%
ROIC(2)
Strong cash flows Maintain at least
Too much working cap ROIC 15%
Net trade cycle 69 days
Broader:
Expand market presence
Particularly Industrial
distribution
Better:
Implement Lean
Demand shaping
NAMADS
Bigger:
Enhance existing
core model
(1)See appendix for reconciliation of adjusted  EBIT margins
(2) Represent fiscal ’07 adjusted. ROIC is discussed on slide 12 and see appendix for reconciliation of ROIC to adjusted ROIC

18 18 Zep Inc. Strategic Growth Opportunities Leveraging “Superior Solutions”

19 19
Zep Inc. - The “Superior Solutions” Advantage
Technical
Support
Highly Effective
Products
Sales
Professionals
• Highly trained &
experienced sales
force
• Technical &
regulatory
knowledge
• 1,600 sales reps
• R&D focused on
custom solutions
• Access to dedicated
technical experts
• Better chemical
formulations
• Comprehensive product
portfolio
• Environmentally friendly
GreenLink
™
Superior
Solutions

20 20 Strategic Growth Opportunities Better Time Zep is Focused on Internal Improvement and Aggressively Growing Market Share Bigger Broader Add new market access Grow our core Focus on margins

21 21 Level One: Better Before Bigger • Lean methodologies • Demand Shaping • North American Manufacturing and Distribution Strategy (NAMADS) Better Bigger Broader

22 22
Progress of Lean Implementation
• Monitored by Shingijutsu Global Consultants
• Organized around customer value streams
– Change Agents oversee transformation through
Kaizen
• Lean “boot camps” conducted
• Product value stream strategies:
– High Volume: Kanban (consumption-based pull
system)
– High Variability: Flexibility focused

23 23
Lean Benefits
• Initial results from:
– Cell redesign:  Productivity and capacity
– Kanban:  Improve customer service and working capital
– Kaizen events results examples:
Aerosols: Solvents:
-
Uptime increased 16% - Events enabled capacity increases
- 10% output increase - 36% reduction in labor costs
- 6% reduction in conversion costs - 42% increase in gal/man hour
• Financial benefits:
– Gross Profit %
– SD&A $
– Working Capital Turns
Better
Bigger
Broader

24 24
Simplification: Demand Shaping
• Create optimal product/market/customer
combinations
• 2,300+ formulas & 350,000+ customers:
80/20 rule
• Product line simplification (PLS)
• Improved service and profitability
Better
Bigger
Broader

Zep 80/20: Prime for Demand Shaping

Zep US Divisions
FY06 Average Sales per Account
Avg. Merch Sales
100
50
0
Percent of accounts
(highest accounts to lowest)

25

25 25 Zep 80/20: Prime for Demand Shaping 100 50 0 Zep US Divisions FY06 Average Sales per Account Percent of accounts (highest accounts to lowest)

26 26 Demand Shaping: Progress and Goals • Team established • Analysis underway • Final report due March 2008 • Begin execution immediately following final report Better Bigger Broader

27 27
Demand Shaping: FY 2008 Key Focus
A = High Volume; B = Low Volume
5%
Eliminate
15%
Shift to
Distribution
B
15%
Demand Shaping:
Raise prices and/or
move to buy A products
65%
Grow
A
B A
Customers
Products
Goals:
•Margin
Improvement
•Eliminate
unproductive
SKUs &
Customers
Key:
% of business
Strategy

28 28 Demand Shaping: Benefits • Results beget more results • Small batch, flexible manufacturing • Financial benefits: – Gross Profit % – SD&A $ – Working Capital Turns Customer Product Market Time

Alberta
Manitoba
Saskatchewan
British Columbia
Ontario
Quebec
Washington
Portland
Montana
North Dakota
South Dakota
Oregon
Idaho
Wyoming
Nebraska
Nevada
Utah
Colorado
Kansas
Missouri
California
Las Vegas
Albuquerque
Oklahoma
Arkansas
Tennessee
Kentucky
Mississippi
Alabama
Georgia
Louisiana
New Mexico
Wisconsin
Minneapolis
New York
Maine
Vermont
New Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
District of Columbia
West Virginia
Virginia
North Carolina
South Carolina
Florida
Miami
Gulf of Mexico
North Atlantic Ocean

29 29
North American Manufacturing and
Distribution Strategy
Current State
Future State
•NAMADS
-Deploy regional manufacturing plants
-Consolidate into regional distribution centers (Co-locate w/ plants)
-Evaluate competitive outsourcing
-Shift branch operations to profit centers
Key:
Manufacturing
Distribution Site

30 30 Level Two: Bigger Through Growth in Existing Markets • Product • Presence • Productivity Better Bigger Broader

31 31 New Product Vitality • Innovation in key areas. Example: – Environmentally sustainable products: Greenlink™ branding – Tackle™ (kills MRSA) Better Bigger Broader

32 32 Sales Force Development • Adoption of “best practices” utilizing lean implementation tools • Modified sale force recruiting • Increase utilization of electronic commerce Better Bigger Broader

33 33
Existing Channel Expansion
• Increased large account penetration
• Develop national accounts
– Leverage broad market reaching capabilities
with local level training
• Focused expansion of Zep Commercial
brand in retail channel
– Conversions of existing (bigger)
– Attract new (broader)
Better
Bigger
Broader

34 34
Level Three:
Accelerating Growth by Broadening Market Presence
• Enter and penetrate $11.9 billion
distribution market
– 80% of overall market
– Industrial & institutional channel (I&I): $6.4 B
• Currently 1% of Zep Inc. revenues
– Retail channel: $5.5 B
• Currently 14% of Zep Inc. revenues
• Targeted acquisitions
• Leverage formulations &
operations expertise
Better
Bigger
Broader

35 35
Distribution Opportunity Examples
$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600
Electrical
Automotive
Office Supplies
Healthcare
MRO Channel
Food Service
$ amount of chemicals purchased, in millions
Source: Information compiled by an independent consulting group

36 36
Distribution Channel Expansion:
Progress and Goals
• Team established
• Analysis and research underway
– 100+ interviews conducted in past 60 days
• Final report due March 2008
• Interim report due: 30 days;
Final report due: 100 days
• Begin execution immediately following
final report

37 37
Distribution Channel Expansion:
Anticipated Benefits
• Significant revenue opportunity
• Benefits of scale
• Increase inventory turns
• Potential to be 10-15% of revenues
next 3 years
Better
Bigger
Broader

38 38
Strategy: Anticipated Costs
• One-time approx. $8 million re-organization
– Facilitate NAMADS
– Office consolidations
– Streamline organization
• Capital spending of $10-12 million
– Information technology (SAP, decision support)
– NAMADS
– Lean (cellularized production layout)
– Does not include potential acquisitions

39 39
Growth Strategy Goals
• Improving margins;
• Expanding into new sales channels;
• Producing steadily increasing revenue and
operating profit growth;
• Increasing existing solid cash flows and
return on invested capital; and
• Delivering consistent dividends and robust
earnings per share growth.

40 40
Long-term Financial Objectives
• Generate sustainable shareholder value;
• Annualized revenue growth in excess of market
growth rates;
– Market growth approx. GDP
– Realize growth without acquisitions
• Annualized EBIT margin improvement of 50
basis points per year;
• Earnings per share increases of 11 – 13% per
year; and
• Returns on invested capital of greater than 15%.

41 41 Zep Inc. Poised for the Future • Streamlined • Focused • Significant growth from penetration into distribution market • An undervalued opportunity

42 42
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience and the historical experience of Acuity Brands, Inc.
(our parent company prior to our spin-off from Acuity Brands on October 31, 2007)  as well as management’s present expectations or projections. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights;
and any statements of assumptions underlying any of the items mentioned.
These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance.  Actual results could differ materially from our current expectations as a result of many factors, including but not limited to:
underlying assumptions or expectations related to the spin-off transaction proving to be inaccurate or unrealized; customer and supplier relationships and prices; competition; ability to realize anticipated benefits from initiatives and timing of benefits; market demand; litigation and other contingent liabilities, such as environmental matters; and economic, political, governmental, technological, and natural disaster related factors affecting Zep's operations, tax rate, markets, products, services, and prices, among others. For a description of additional risks, and uncertainties, please refer to the Company’s filings with the Securities and Exchange
Commission, including its Form 10–K for 2007 year end.  The discussion under the heading
“Risk Factors” in part one, item 1A of the 2007 Form 10-K is specifically incorporated by reference into this presentation.  We assume no obligation and do not intend to update these forward-looking statements.

43 43 Appendix

44 44
Non-GAAP Disclosure
• This presentation includes the following supplemental non-GAAP financial measures: EBIT, adjusted EBIT,
EBITDA, adjusted EBITDA, adjusted operating profit, adjusted net income, return on invested capital (“ROIC”) and adjusted return on invested capital (“adjusted ROIC”). We also include ratios derived from non-GAAP measures including EBIT and adjusted EBIT margins and total debt to adjusted EBITDA. GAAP means generally accepted accounting principles in the United States.  This presentation contains reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measure.
• EBIT is equal to net income plus (a) interest expense, net; and (b) provision for income taxes. Adjusted EBIT is equal to EBIT plus certain charges for a fine incurred by us in connection with the wastewater investigation at our primary manufacturing facility in Atlanta, Georgia related to conduct that took place prior to 2003, as well as a charge taken in the third quarter of fiscal 2007 reflecting our best estimate of costs associated with voluntary environmental remediation efforts related to soil and groundwater contamination present at that manufacturing facility.
• EBITDA is equal to net income plus (a) interest expense, net; (b) provision for income taxes; and (c) depreciation and amortization. For this presentation, adjusted EBITDA is calculated by adding to EBITDA (a) the non-recurring environmental fine and remediation charges described above, and (b) a special charge we incurred in connection with our 2005 restructuring initiative, and excluding from EBITDA (a) gains resulting from the sale of the National
Chemical business (a water treatment business), and (b) gains from property-related sales that were unusual in nature given the infrequency with which we dispose of such facilities.
• Adjusted operating profit and adjusted net income are both calculated by adding to operating profit and net income, respectively, the non-recurring environmental fine and remediation charges described above.
• ROIC is equal to after-tax operating profit divided by total non-cash assets less non-interest bearing liabilities.
Adjusted ROIC is equal to after-tax adjusted operating profit (as described above) divided by total non-cash assets less non-interest bearing liabilities.

45 45
Non-GAAP Disclosure Continued
• We believe EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, and adjusted net income and the ratios derived from these measures are useful to an investor in evaluating our performance for the following reasons:
– We recently paid a fine of $3.8 million in connection with intentional misconduct on the part of certain non-executive employees resulting in our failure to comply with our wastewater discharge permit prior to 2003 at our primary manufacturing facility in Atlanta, Georgia. In connection with the investigation, the EPA and Zep each analyzed samples taken from certain sumps at this manufacturing facility, and the results led us to undertake further soil and groundwater studies. Based on the results to date of these studies, we plan to conduct voluntary remediation of the site and in May 2007 accrued a pre-tax liability of $5.0 million representing our best estimate of costs associated with remediation and other related groundwater issues over approximately five years at this site. The remediation will address issues that have developed in the past, during the almost fifty-year period we have been operating at the site.
We believe that the expenses associated with this fine and remediation are non-recurring in nature and that such expenses are not reflective of our core operating performance. Accordingly, we believe it useful to exclude these expenses from adjusted EBITDA, adjusted operating profit, and adjusted net income.
– During fiscal 2005, we undertook a restructuring initiative designed to streamline operations, improve customer service, and reduce transaction costs. In connection with these restructuring activities, we incurred a special charge of
$4.5 million during the second quarter of fiscal 2005 to reflect the costs associated with the elimination of 70 salaried positions worldwide. We believe it is useful to exclude this charge from adjusted EBITDA because it occurs infrequently and is unrelated to our core operating performance.
– During fiscal 2004, we sold the National Chemical business, which marketed water treatment chemicals and services.
While this sale was completed in fiscal 2004, we deferred the recognition of a portion of the total $1.5 million gain until the following fiscal year. This deferral was necessary because of concerns surrounding the collectibility of consideration promised in exchange for National Chemical. We have adjusted EBITDA to exclude the impact of the gains related to the sale of this business as the proceeds received from the sale are not relevant to our ongoing core operating performance.

46 46
Non-GAAP Disclosure Continued
– We routinely dispose of certain classes of fixed assets in the normal course of business, such as equipment and vehicles used in the production and delivery of our products. Less frequent are sales of facilities operated by the company. However, in fiscal 2005, we recognized gains on such sales of $2.1 million. These sales were executed in fiscal 2005 pursuant to a specific review of our leased and owned facilities. While the evaluation of our resources is an on-going process, the company does not currently have plans involving similar facility sales and, therefore, believes it is useful to adjust EBITDA to present a financial measure that excludes gains from these sales.
– We believe these measures are an important indicator of our operating strength and the performance of our business because they provide a link between profitability and operating cash flow.
– We believe these measures adjust for items which are generally not indicative of our core operating performance.
– We also believe that analysts and investors use EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, and adjusted net income as supplemental measures to evaluate the overall operating performance of companies in our industry.
• We believe ROIC is a useful measure in providing investors with information regarding our performance. ROIC is a widely accepted measure of earnings efficiency in relation to total capital.  We believe that the expenses associated with the environmental fine and remediation are non-recurring in nature and that such expenses are not reflective of our core operating performance. Accordingly, we believe it useful to exclude these expenses from adjusted ROIC.
• Our management uses EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, and adjusted net income:
– as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis as they remove the impact of items not directly resulting from our core operations;
– to evaluate the effectiveness of our operational strategies; and
– to evaluate our capacity to fund capital expenditures and expand our business.
• Our management uses ROIC and adjusted ROIC as a measure of how effectively we allocate our capital in our core operations and to measure progress against our longer-term value creation goals.
• EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, adjusted operating profit, adjusted net income, ROIC and adjusted ROIC and the ratios derived from these measures as calculated by us are not necessarily comparable to similarly titled measures used by other companies. In addition, these measures: (a) do not represent net income or cash flows from operating activities as defined by GAAP; (b) are not necessarily indicative of cash available to fund our cash flow needs; and (c) should not be considered as alternatives to operating profit, net income, cash provided by operating activities, or our other financial information as determined under GAAP.

47 47
EBITDA Reconciliation
($ millions)
2003 2004 2005 2006 2007
Net Income $16.3 $20.3 $23.1 $21.3 $14.1
Interest Expense, net 1.9 1.7 2.6 4.4 5.0
Provision for Income Taxes 9.1 14.9 12.0 14.5 10.8
Depreciation and amortization 8.6 8.2 9.1 8.4 7.1
EBITDA (unaudited) 35.9 45.2 46.8 48.6 36.9
Non-recurring environmental charges 2.0             -              -              -             6.8
Special charge -              -              4.5            -             -
Gain on sale of National Chemical business -              (1.0)           (0.5)           -             -
Gain on sale of facilities -              -              (2.1)           -             -
Adjusted EBITDA (unaudited) $37.9 $44.2 $48.7 $48.6 $43.7
Years Ended August 31,

48 48
Adjusted Net Income and Earnings per Share Reconciliation
($ millions)
2003 2004 2005 2006 2007
Net Income $16.3 $20.3 $23.1 $21.3 $14.1
Non-recurring environmental charges 1.3              -              -               -             5.4
Special charge -                -              3.0             -             -
Gain on sale of National Chemical business -                (0.6)           (0.4)            -             -
Gain on sale of facilities -                -              (1.4)            -             -
Adjusted Net Income (unaudited)
$17.6 $19.7 $24.3 $21.3 $19.5
Pro forma earnings per share
  Basic $0.97 $0.66
  Diluted $0.93 $0.64
Pro forma adjusted earnings per share
  Basic $0.97 $0.92
  Diluted $0.93 $0.89
Pro forma weighted shares outstanding (thousands)
  Basic 21,942 21,293
  Diluted 22,790 21,948
Years Ended August 31,

49 49
EBIT Reconciliation
($ millions)
Non Recurring
Adjusted Environmental
FY2007 Charges FY2007
(unaudited)
Net Sales $565.9 $565.9
Cost of Goods Sold 240.0 240.0
Gross Profit 325.9 325.9
Selling, Distribution, and Administrative 289.2 (6.8) 296.0
Loss (Gain) on sale of fixed assets 0.2 0.2
Miscellaneous (income), net (0.2) (0.2)
EBIT $36.6 $6.8 $29.8
Gross Profit % 57.6% 57.6%
SD&A % 51.1% 52.3%
EBIT % 6.5% 5.3%

50 50
Operating Profit Reconciliation
($ millions)
Non Recurring
Adjusted Environmental
FY2007 Charges FY2007
(unaudited)
Net Sales $565.9 $565.9
Cost of Goods Sold 240.0 240.0
Gross Profit 325.9 325.9
Selling, Distribution, and Administrative 289.2 (6.8) 296.0
Loss (Gain) on sale of fixed assets 0.2 0.2
Operating Profit $36.4 $6.8 $29.6

51 51
Return on Invested Capital (ROIC) Reconciliation
($ millions)
Non Recurring
Adjusted Environmental
FY2007 Charges FY2007 FY2006
(unaudited)
Return On Invested Capital
Net Operating Profit $36.4 $6.8 $29.6 $40.0
Tax Rate 38.4% 43.3% 40.6%
Net Operating Profit after Taxes 22.4 5.4 16.9 23.8
Invested Capital (beginning of year balances)
Non-Cash Total Assets 240.2 240.2 237.7
Non Interest Bearing Total Liabilities 92.3 92.3 94.1
Total Invested Capital $147.9 $147.9 $143.6
ROIC 15.2% 11.4% 16.6%